UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 21, 2008

IPC Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

0-27662	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

American International Building 29 Richmond Road Pembroke, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

(441) 298-5100

(Registrant’s telephone number,

including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 23, 2008, the Company announced its financial results for the fiscal quarter ended September 30, 2008. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of IPC Holdings, Ltd. under the Securities Act of 1933 or the Exchange Act.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Adoption of Form of PSU Award

On October 21, 2008, the Compensation Committee of the Board of Directors adopted a form of performance share unit award agreement (the “New PSU Award Agreement”) to be used in connection with awards of performance share units (“PSUs”) pursuant to, and subject to, the Company’s 2007 Incentive Plan.

Each PSU award agreement in the form of the New PSU Award Agreement will set forth a target number of common shares as of the date of the award underlying the PSU award. Upon vesting of the award at the end of the three-year performance cycle, the appropriate performance metrics will be applied to the target number of common shares and the resulting number of common shares will be delivered.

The applicable performance metrics for an award will be specified in each award agreement. Performance metrics are based on an average of the Company’s annual return on equity on an operating basis over the three years in the performance cycle, but may change at the discretion of the Compensation Committee.

The Compensation Committee, which is charged with the administration of the 2007 Incentive Plan, may settle the award of PSUs either in common shares or cash, or a combination of both.

The New PSU Award Agreement is attached as Exhibit 10.1 and incorporated in this Item 5.02 by reference; this summary description is qualified in its entirety by reference to the form of New PSU Award Agreement.

Grants of Long-Term Incentive Awards

On October 21, 2008, the Compensation Committee granted long-term incentive awards to the Company’s executive officers in the form of restricted share units (“RSUs”) and PSUs in respect of the current fiscal year, as set forth in the table below.

Executive	RSUs Awarded (#)	PSUs Awarded (#)
James P. Bryce President and CEO	31,354	31,354
Peter J. A. Cozens Executive VP	13,861	13,861
Stephen F. Fallon Executive VP	13,757	13,757
John R. Weale Executive VP and CFO	10,171	10,171

The amount of the long-term incentive award is based on a percentage of the base salary of the executive concerned. For the Chief Executive Officer, the percentage is 200% of base salary and the percentages for the Executive Vice Presidents are 140% of base salary for Messrs. Cozens and Fallon and 120% for Mr. Weale. The Compensation Committee reviews these percentages annually. The cash-based amount was converted into a number of RSUs and PSUs (each representing 50% of the overall long-term incentive compensation component) using the closing price of the Company’s common shares on February 19, 2008, i.e., two trading days following the release of the Company’s results for 2007 fiscal year. These RSUs and PSUs are deemed to have been granted on February 20, 2008 for purposes of applicable vesting-related conditions.

The RSU award vests, and the common shares underlying such award are delivered, in four equal annual installments on each of the four anniversaries following the deemed date of grant (beginning February 2009). There are no performance conditions attached to the award of the RSUs.

The PSUs were awarded pursuant to an award agreement in the form attached as Exhibit 10.2 (the “2008 PSU Award Agreement”). The 2008 PSU Award Agreement differs from the New PSU Award Agreement in several respects, as described below.

Unlike the New PSU Award Agreement, the target number of shares underlying an award pursuant to the 2008 PSU Award Agreement will be divided into three equal annual amounts (for each year in the three-year PSU performance cycle) and the performance metrics described below will be applied to that number of PSUs for each such year to calculate the portion of the PSU award that is “locked in” as of each of such date. The “locked in” portion of the award will be eligible for vesting at the end of the performance cycle. If certain measures are exceeded, a portion of those “locked in shares” will instead be held as cash for the benefit of the executive concerned and deferred for five years from the lock-in date (the “top hat” feature). The applicable performance metrics for awards pursuant to the 2008 PSU Award Agreement are based on a combination of annual return on equity on an operating basis and relative total shareholder return as compared to the BSX Bermuda Insurance Index. A form of the 2008 PSU Award Agreement is attached as Exhibit 10.2 and incorporated in this Item 5.02 by reference; this summary description is qualified in its entirety by reference to the form of 2008 PSU Award Agreement.

Because long-term incentive awards are made in RSUs and PSUs, the ultimate value of the awards may vary depending upon the price of the Company’s common shares at the time of vesting. Long-term incentive awards are granted under and subject to the terms and conditions of the Company’s 2007 Incentive Plan.

The foregoing awards are made in lieu of any long-term incentive awards in respect of 2008 performance in February 2009. Going forward, the Company expects to make long-term incentive awards at the beginning of the fiscal year, not following the release of its fourth quarter results as under previous practice.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Number	Description
10.1	Form of New PSU Award Agreement

10.2	Form of 2008 PSU Award Agreement

99.1	Press release of IPC Holdings, Ltd. issued October 23, 2008 reporting on the Company’s financial results for the fiscal quarter ended September 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

IPC HOLDINGS, LTD.

By	/s/ Melanie Saunders
Melanie J. Saunders Company Secretary

Date: October 27, 2008

EXHIBIT INDEX

Number	Description
10.1	Form of New PSU Award Agreement

10.2	Form of 2008 PSU Award Agreement

99.1	Press release of IPC Holdings, Ltd. issued October 23, 2008 reporting on the Company’s financial results for the fiscal quarter ended September 30, 2008

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